                                                                   EXHIBIT 10.24


                                 MANAGEMENT AGREEMENT
                                 --------------------


     This Agreement is entered into on March 31, 1997, effective as of the 1st day of January 1997, between Cimarron Insurance Company, Inc. hereinafter referred to as Insurer, and Mercury General Corporation, hereinafter referred to as Manager.

     In consideration of the promises, conditions and covenants herein contained, the parties agreed as follows:

          1. The Manager promises to manage the Insurer, and to conduct on their behalf any and all duties of management as shall be necessary for the complete operation of the Insurer.

          2. That Insurer promises and hereby delegates to the Manager all of the duties of management which they are allowed to so delegate by the laws of the State of Kansas, including but not limited to the following duties: to issue and underwrite insurance policies, which the Insurer may be so authorized to do by law, in accordance with the rules and regulations as delineated in the underwriting manuals of the Insurer, settle and adjust any and all losses and claims, defend lawsuits, establish premium rates, establish and choose sales agents and brokers, determine agents' and brokers' commissions, prepare the records necessary for the conduct of the insurance business, furnish all forms, supplies and agents' manuals necessary for the conduct of the insurance business and such other duties as mutually agreed upon by the parties.

          3. That Manager promises to perform all of the operating functions on behalf of the Insurer including but not be limited to the following:

              A. To acquire, license and appoint sales agents and brokers for the production of the insurance business of and for the Insurer, provided

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

that the Insurer shall retain the right to refuse the appointment of any agent or broker and the right to terminate any agent or broker.

             B. To issue and underwrite policies on behalf of the Insurer and to choose and obtain the necessary application and policy forms.

             C. To furnish for Insurer all of the operating forms, printing supplies, agents' manuals and any other related items which may become necessary for the operation of the insurance business.

             D. To pay on behalf of the Insurer all of their operating expenses, including but not limited to rent, supplies, salaries of all personnel, telephone, advertising costs, costs of settling and adjusting all insurance claims, legal defense costs, court costs, costs of loss analysis, accounting costs (other than auditing), premium collection costs; provided, however, the Insurer shall pay, and be responsible for, the costs of management fees, premium taxes, losses, reserves for unpaid losses, reserves for unpaid loss adjustment expense, audit fees, assigned risk or similar assessments, bureau fees, Fair Plan or similar assessments, directors' fees, agents' commissions, reinsurance premiums, investment counsel fees, assessments by the various state guarantee associations in the states in which Insurer is licensed, membership fees in the National Association of Independent Insurers, any assessments by that Association, political contributions, premiums paid for insurance policies in which the Insurer is the beneficiary and owner, such as fidelity bonds, taxes of all types and costs which may be levied on insurance companies by the governmental authorities having jurisdiction over the same and agents' bonuses (contingency commissions).

             E. Such other operating functions as mutually agreed upon by the parties.

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

          4. Manager shall be reimbursed monthly for all expenses incurred on behalf of the Insurer. The parties may mutually agree to an alternate reimbursement schedule, subject to the approval of the Kansas Insurance Department. Manager shall provide an annual report showing all expenses incurred and reimbursed during the prior years to enable Insurer to include such information on any necessary regulatory filings.

          5. The ownership and legal title to the insurance policies, insurance policy records, data processing tapes, disks, programs and documentation, and account records of the Insurer, compiled on behalf of Insurer by Manager, shall remain in and with Insurer, however, Manager shall have access to such records at all times and shall permit Manager to examine and copy any data in Insurer's possession.

          6. The term of this Agreement shall commence on January 1, 1997 and shall continue until terminated as provided herein. Either party may terminate this Agreement upon ninety (90) days prior written notice to the other party, and any necessary notice to any applicable state insurance department. Upon termination, Manager shall provide a final reimbursement invoice for the services provided prior to termination, and Insurer shall pay such invoice within thirty (30) days of receipt thereof.

     This Agreement shall be governed by the laws of the State of Kansas.

     This Agreement contains the entire agreement between the parties hereto and no other agreement or understanding, verbal or otherwise, exists between the parties except as expressly set forth herein.

     The obligations of the Manager hereunder are not subject to assignment or delegation except with the prior consent of Insurer, and prior notification to the Kansas Commissioner of Insurance.

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

     For the purposes of this Agreement, Manager shall be considered an independent contractor and not an agent or an employee of the Insurer.



     IN WITNESS WHEREOF, we have set our hands and seals this 1st day of April 1997.



CIMARRON INSURANCE COMPANY, INC.      MERCURY GENERAL CORPORATION


   /s/ Stanley A. Dickey                 /s/ Michael D. Curtius
_____________________________         ___________________________
By:  Stanley A. Dickey                By:  Michael D. Curtius
     President                             President


   /s/ Patricia Mullendore               /s/ Judy Walters
_____________________________         ___________________________
By:  Patricia Mullendore              By:  Judy Walters
     Secretary                             Secretary

                             MANAGEMENT AGREEMENT
                             --------------------



     This Agreement is entered into on March 31, 1997, effective as of the 1st day of January 1997, between American Fidelity Insurance Company hereinafter referred to as Insurer, and Mercury General Corporation, hereinafter referred to as Manager.

     In consideration of the promises, conditions and covenants herein contained, the parties agreed as follows:

          1. The Manager promises to manage the Insurer, and to conduct on their behalf any and all duties of management as shall be necessary for the complete operation of the Insurer.

          2. That Insurer promises and hereby delegates to the Manager all of the duties of management which they are allowed to so delegate by the laws of the State of Oklahoma, including but not limited to the following duties: to issue and underwrite insurance policies, which the Insurer may be so authorized to do by law, in accordance with the rules and regulations as delineated in the underwriting manuals of the Insurer, settle and adjust any and all losses and claims, defend lawsuits, establish premium rates, establish and choose sales agents and brokers, determine agents' and brokers' commissions, prepare the records necessary for the conduct of the insurance business, furnish all forms, supplies and agents' manuals necessary for the conduct of the insurance business and such other duties as mutually agreed upon by the parties.

          3. That Manager promises to perform all of the operating functions on behalf of the Insurer including but not be limited to the following:

              A. To acquire, license and appoint sales agents and brokers for the production of the insurance business of and for the Insurer, provided that the Insurer shall retain the right to refuse the appointment of any agent or broker and the right to terminate any agent or broker.

              B. To issue and underwrite policies on behalf of the Insurer and to choose and obtain the necessary application and policy forms.

              C. To furnish for Insurer all of the operating forms, printing supplies, agents' manuals and any other related items which may become necessary for the operation of the insurance business.

              D. To pay on behalf of the Insurer all of their operating expenses, including but not limited to rent, supplies, salaries of all personnel, telephone, advertising costs, costs of settling and adjusting all insurance claims, legal defense costs, court costs, costs of loss analysis, accounting costs (other than auditing), premium collection costs; provided, however, the Insurer shall pay, and be responsible for, the costs of management fees, premium taxes, losses, reserves for unpaid losses, reserves for unpaid loss adjustment expense, audit fees, assigned risk or similar assessments, bureau fees, Fair Plan or similar assessments, directors' fees, agents' commissions, reinsurance premiums, investment counsel fees, assessments by the various state guarantee associations in the states in which Insurer is licensed, membership fees in the National Association of Independent Insurers, any assessments by that Association, political contributions, premiums paid for insurance policies in which the Insurer is the beneficiary and owner, such as fidelity bonds, taxes of all types and costs which may be levied on insurance companies by the governmental authorities having jurisdiction over the same and agents' bonuses (contingency commissions).

              E. Such other operating functions as mutually agreed upon by the parties.

          4. Manager shall be reimbursed monthly for all expenses incurred on behalf of the Insurer. The parties may mutually agree to an alternate reimbursement schedule. Manager shall provide an annual report showing all expenses incurred and reimbursed during the prior years to enable Insurer to include such information on any necessary regulatory filings.

          5. The ownership and legal title to the insurance policies, insurance policy records, data processing tapes, disks, programs and documentation, and account records of the Insurer, compiled on behalf of Insurer by Manager, shall remain in and with Insurer, however, Manager shall have access to such records at all times and shall permit Manager to examine and copy any data in Insurer's possession.

          6. The term of this Agreement shall commence on January 1, 1997 and shall continue until terminated as provided herein. Either party may terminate this Agreement upon ninety (90) days prior written notice to the other party, and any necessary notice to any applicable state insurance department. Upon termination, Manager shall provide a final reimbursement invoice for the services provided prior to termination, and Insurer shall pay such invoice within thirty (30) days of receipt thereof.

     This Agreement shall be governed by the laws of the State of Oklahoma.

     This Agreement contains the entire agreement between the parties hereto and no other agreement or understanding, verbal or otherwise, exists between the parties except as expressly set forth herein.

     The obligations of the Manager hereunder are not subject to assignment or delegation except with the prior consent of Insurer.

     For the purposes of this Agreement, Manager shall be considered an independent contractor and not an agent or an employee of the Insurer.


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

     IN WITNESS WHEREOF, we have set our hands and seals this 1st day of April 1997.



AMERICAN FIDELITY
INSURANCE COMPANY                     MERCURY GENERAL CORPORATION


   /s/ Stanley A. Dickey                 /s/ Michael D. Curtius
_____________________________         ___________________________
By:  Stanley A. Dickey                By:  Michael D. Curtius
     President                             President


   /s/ Patricia Mullendore               /s/ Judy Walters
_____________________________         ___________________________
By:  Patricia Mullendore              By:  Judy Walters
     Secretary                             Secretary

                                 MANAGEMENT AGREEMENT
                                 --------------------



     This Agreement is entered into on March 31, 1997, effective as of the 1st day of January 1997, between AFI Management Company, Inc. hereinafter referred to as Company, and Mercury General Corporation, hereinafter referred to as Manager.

     In consideration of the promises, conditions and covenants herein contained, the parties agreed as follows:

          1. The Manager promises to manage the Company, and to conduct on their behalf any and all duties of management as shall be necessary for the complete operation of the Company.

          2. That Company promises and hereby delegates to the Manager all of the duties of management which they are allowed to so delegate by the laws of the State of Texas, including, but not limited to, defend lawsuits, establish and choose agents and brokers, determine agent commissions, prepare the records necessary for the conduct of its business, furnish all forms, supplies and other material necessary for the conduct of its business.

          3. That Manager promises to perform all of the operating functions on behalf of the Company, including but not limited to the payment on behalf of the Company all of its operating expenses, including but not limited to rent, supplies, salaries of all personnel, telephone, advertising costs, legal defense costs, court costs, accounting costs (other than auditing), provided, however, the Company shall pay and be responsible for the costs of management fees, reserves for losses, audit fees, assessments due as the result of licensing of the Company, sales taxes, agent commissions, investment counsel fees, membership fees, political contributions, premiums paid for insurance policies in which the

Company is the beneficiary and owner, taxes of all types and costs.

          4. Manager shall be reimbursed monthly for all expenses incurred on behalf of the Company. The parties may mutually agree to an alternate reimbursement schedule. Manager shall provide an annual report showing all expenses incurred and reimbursed during the prior years to enable Company to include such information on any necessary regulatory filings.

          5. The ownership and legal title to the insurance policies, insurance policy records, data processing tapes, disks, programs and documentation, and account records of the Company, compiled on behalf of Company by Manager, shall remain in and with Company, however, Manager shall have access to such records at all times and shall permit Manager to examine and copy any data in Company's possession.

          6. The term of this Agreement shall commence on January 1, 1997 and shall continue until terminated as provided herein. Either party may terminate this Agreement upon ninety (90) days prior written notice to the other party, and any necessary notice to any applicable state insurance department. Upon termination, Manager shall provide a final reimbursement invoice for the services provided prior to termination, and Company shall pay such invoice within thirty (30) days of receipt thereof.

     This Agreement shall be governed by the laws of the State of Texas.

     This Agreement contains the entire agreement between the parties hereto and no other agreement or understanding, verbal or otherwise, exists between the parties except as expressly set forth herein.

     The obligations of the Manager hereunder are not subject to assignment or delegation except with the prior consent of Company.

     For the purposes of this Agreement, Manager shall be considered an independent contractor and not an agent or an employee of the Manager.


     IN WITNESS WHEREOF, we have set our hands and seals this 1st day of April 1997.



AFI MANAGEMENT COMPANY                     MERCURY GENERAL CORPORATION


   /s/ Stanley A. Dickey                 /s/ Michael D. Curtius
_____________________________         ___________________________
By:  Stanley A. Dickey                By:  Michael D. Curtius
     President                             President


   /s/ Patricia Mullendore               /s/ Judy Walters
_____________________________         ___________________________
By:  Patricia Mullendore              By:  Judy Walters
     Secretary                             Secretary